MERCANTILE LONG-SHORT MANAGER FUND FOR

TAX-EXEMPT/DEFERRED INVESTORS (TEDI) LLC

Supplement dated September 17, 2007

to the Prospectus dated July 30, 2007

1.	Effective September 17, 2007, Mercantile Capital Advisors, Inc., investment manager and administrator to the Fund, has changed its name to PNC Capital Advisors, Inc.

2.	Under the subsection entitled “Investment Program” in the “SUMMARY” section of the prospectus, the following is deleted in its entirety from the last sentence of the fourteenth full paragraph:

and the Master Fund will not own more than 5% of outstanding equity of any single Investment Fund

3.	Under the subsection entitled “Portfolio Construction & Allocation Process” in the “INVESTMENT PROGRAM” section of the prospectus, the following is deleted in its entirety from the last sentence of the fourth full paragraph:

and the Master Fund will not own more than 5% of outstanding equity of any single Investment Fund